SCHEDULE 14A
                               (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                        LIBERTY ALL-STAR EQUITY FUND
                       LIBERTY ALL-STAR GROWTH FUND, INC.
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement No.:


      3)  Filing Party:


      4)  Date Filed:

                   LIBERTY ALL-STAR EQUITY FUND (Equity Fund)
                LIBERTY ALL-STAR GROWTH FUND, INC. (Growth Fund)
                            (collectively, the Funds)
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 (617) 772-3626
                              ----------------

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                                 APRIL 30, 2004
                              ----------------


To the Shareholders of the Funds:

    NOTICE IS HEREBY GIVEN that the 2004 Annual Meetings of Shareholders of the Funds will be held in Conference Room A, 2nd Floor, at One Financial Center, Boston, Massachusetts, on April 30, 2004, at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund). The purpose of the Meetings is to consider and act upon the following matters:

    1. To elect Trustees and Directors of the Funds listed below:

       a.Two Trustees (Equity Fund)

       b.One Director (Growth Fund)

    2. To approve the Portfolio Management Agreements for the Equity Fund with the portfolio managers listed below:

       a. Pzena Investment Management, LLC

       b. Matrix Asset Advisors, Inc.

    3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

The Boards of Trustees/Directors have fixed the close of business on March 10, 2004, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meetings and any adjournments thereof.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund

David A. Rozenson
Secretary of the Funds

           YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY PROMPTLY.

    You are cordially invited to attend the Meetings. We urge you, whether or not you expect to attend the Meetings in person, to indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. We ask your cooperation in mailing your proxy promptly.

April 2, 2004

                   LIBERTY ALL-STAR EQUITY FUND (Equity Fund)
                LIBERTY ALL-STAR GROWTH FUND, INC. (Growth Fund)
                            (collectively, the Funds)
                                ----------------

                                 PROXY STATEMENT
                         Annual Meetings of Shareholders

                                 April 30, 2004
                                ----------------


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds to be used at the Annual Meetings of Shareholders of the Funds to be held in Conference Room A, 2nd Floor, at One Financial Center, Boston, Massachusetts, on April 30, 2004, at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund) and at any adjournments thereof (such meetings and any adjournments being referred to as the "Meeting").

    The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about April 2, 2004, of the Notice of Annual Meetings, this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers and employees of the Funds' investment advisor, Liberty Asset Management Company (LAMCO) and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone or facsimile. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

    The Meeting is being held to vote on the matters described below.

PROPOSAL 1. ELECTION OF TRUSTEES OR DIRECTORS

    Each Fund's Board of Trustees/Directors is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders for the year 2007 (or special meeting in lieu thereof):

Equity Fund
Richard W. Lowry                  Served as Trustee since August, 1986
John J. Neuhauser                 Served as Trustee since April, 1998

Growth Fund
Richard W. Lowry                  Served as Director since May, 1994

    If elected, Messrs. Lowry and Neuhauser have each consented to serve as Trustee or Director following the Meeting and each is expected to be able to do so. If either of Messrs. Lowry or Neuhauser is unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the Trustees/Directors may recommend (unless authority to vote for the election of Trustees/Directors has been withheld).

Trustees/Directors and Officers

    The names, addresses and ages of the Trustees/Directors and principal officers of the Funds, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below.


Trustees/Directors

                        Equity Fund   Growth Fund
                         Length of     Length of                                     Number of
                        Service and   Service and                                 Portfolios in Fund
    Name/Age and          Term of       Term of      Principal Occupation(s)      Complex Overseen by              Other
     Address(1)           Office        Office       During Past Five Years       Trustee/Director(2)       Directorships Held
Disinterested
   Trustees/Directors
John A. Benning        Oct., 2002   Oct., 2002     Retired since December,                 2            TT Active International
  (Age 69)              2006         2005          1999; Senior Vice                                    (investment company); TT
                                                   President,        General                            Europe Fund (investment
                                                   Counsel                                              company)
                                                   and Secretary, Liberty
                                                   Financial Companies, Inc.
                                                   (July, 1985 to December,
                                                   1999); Vice President,
                                                   Secretary and Director,
                                                   Liberty Asset Management
                                                   Company (August, 1985 to
                                                   December, 1999)

James E. Grinnell      August,      May, 1994      Private investor since                  2            None
  (Age 74)             1986         2006           November, 1988; President
                        2005                       and Chief Executive
                                                   Officer, Distribution
                                                   Management Systems, Inc.
                                                   (1983 to May, 1986);
                                                   Senior Vice
                                                   President-Operations, The
                                                   Rockport Company
                                                   (importer and distributor
                                                   of shoes) (May, 1986 to
                                                   November, 1988)

Richard W. Lowry       August,      May, 1994      Private investor since                121            None
  (Age 67)             1986          2004          August, 1987 (formerly
                         2004                      Chairman and Chief
                                                   Executive Officer, U.S.
                                                   Plywood Corporation
                                                   (building products
                                                   manufacturer))

John J. Neuhauser      April, 1998  April, 1998    Academic Vice President               122            Saucony, Inc. (athletic
  (Age 60)              2004          2006         and Dean of Faculties                                footwear) and SkillSoft
                                                   since    August,    1999,                            Corp. (e-Learning)
                                                   Boston College (formerly Dean,
                                                   Boston College School of
                                                   Management from September,
                                                   1977 to September, 1999)

Interested
   Trustee/Director
William E. Mayer       April, 1998  Dec., 1998     Managing Partner, Park                121            Lee Enterprises (print
  (Age 63)(3)           2006         2005          Avenue Equity Partners                               media); WR Hambrecht + Co.
                                                   (private equity) since                               (financial service
                                                   February, 1999 (formerly                             provider)
                                                   Founding Partner,                                    and First Health
                                                   Development Capital LLC                              (healthcare); Systech
                                                   from November, 1996 to                               Retail Systems (retail
                                                   February, 1999; Dean and                             industry technology
                                                   Professor, College of                                provider); Readers Digest
                                                   Business and Management,                             (publisher)
                                                   University of Maryland
                                                   from October, 1992 to
                                                   November, 1996)

------------

(1) All the Trustees/Directors are members of the Audit Committee except for Mr. Mayer. The address of each Trustee/Director is One Financial Center, Boston, MA 02111-2621.

(2) At December 31, 2003, Messrs. Lowry, Mayer and Neuhauser also served as trustees of the Columbia Management Group, Inc. family of funds (Columbia Funds), which consisted of 107 open-end and 15 closed-end management investment company portfolios (the Columbia Fund Complex) managed by Columbia Management Advisors, Inc. "Fund Complex" includes the Columbia Fund Complex and the Funds.

(3) "Interested person" of the Funds, as defined in the Investment Company Act of 1940, because of his affiliation with WR Hambrecht + Co., a registered broker-dealer.

Principal Officers

    Each person listed below serves as an officer of each Fund.

                                                                              Principal Occupation(s)
      Name/Age and Address(1)                Position with Funds              During Past Five Years
William R. Parmentier, Jr.            President and Chief Executive    President since June, 1998 and Chief Investment Officer since
  (Age 51)                            Officer since April 29, 1999     May, 1995,  Senior Vice President (May, 1995 to June,  1998),
                                                                       LAMCO

Mark T. Haley, CFA                    Vice President since             Vice President-Investments since January, 1999, Director
  (Age 39)                            April 29, 1999                   of Investment Analysis (December, 1996 to December,
                                                                       1998), Investment Analyst (January, 1994 to November,
                                                                       1996), LAMCO

Fred H. Wofford                       Vice President since             Director  of  Funds  Operations  since  March,   2003,  LAMCO
(Age 48)                              June 17, 2003                    (formerly Director of Investment  Compliance,  Deutsche Asset
                                                                       Management from February, 1999 to March, 2003; Manager
                                                                       of Fund Administration, BankBoston 1784 Funds from November
                                                                       1995 to February, 1999)

J. Kevin Connaughton                Treasurer since                    President since March, 2004 of the Columbia
    (Age 39)                        December 13, 2000                  Funds and Treasurer since December, 2000 of the
                                                                       Columbia Funds and of the Funds; Chief Financial Officer
                                                                       of the Columbia Funds since January, 2003(formerly
                                                                       Controller of the Columbia Funds and of the Funds from
                                                                       February, 1998 to October, 2000);  Treasurer of the
                                                                       Galaxy Funds since September, 2002; Treasurer of the
                                                                       Columbia Management Multi-Strategy Hedge Fund, LLC
                                                                       since December, 2002; Vice President of Columbia Management
                                                                       Advisors, Inc.since April, 2003 (formerly Vice President
                                                                       of Colonial from February, 1998 to October, 2000; Senior
                                                                       Tax Manager,Coopers & Lybrand, LLP from April, 1996 to
                                                                       January, 1998)

Vicki L. Benjamin                     Chief Accounting Officer since   Controller  of the  Columbia  Funds and of the Funds since
  (Age 42)                            June 20, 2001 and                June, 2002; Chief Accounting  Officer of the Columbia Funds
                                      Controller since June 18, 2002   and of the Funds since June, 2001; Controller and
                                                                       Chief Accounting Officer of the Galaxy Funds since
                                                                       September, 2002 (formerly Vice President, Corporate Audit,
                                                                       State Street Bank and Trust Company from May, 1998 to April,
                                                                       2001; Audit Manager from July, 1994 to June, 1997; Senior
                                                                       Audit Manager from July, 1997 to May, 1998, Coopers &
                                                                       Lybrand, LLP)

David A. Rozenson                     Secretary since                  Secretary  of  the   Columbia   Funds and of the Funds since
  (Age 49)                            December 9, 2003                 December,   2003;  Senior  Counsel,  Fleet  Boston  Financial
                                                                       Corporation since January,  1996;  Associate General Counsel,
                                                                       Columbia Management Group since November, 2002

------------

(1) The address of each officer is One Financial Center, Boston, MA 02111-2621.

    Mr. Rozenson and Ms. Benjamin hold the same offices with the Columbia Fund Complex. Mr. Connaughton is President and Treasurer with the Columbia Fund Complex. Each officer of the Funds serves at the pleasure of the Boards of Trustees/Directors.

    The term of office of each of the Trustees/Directors will expire, as noted in the above table, on the final adjournment of the Annual Meeting (or special meeting in lieu thereof) in the specified year.

    During 2003, the full Board of Trustees/Directors of the Funds and the Audit Committee each held four meetings. All Trustees/Directors were present at all meetings. The Funds do not have a formal policy on Trustee/Director attendance at the annual meeting of shareholders, but encourage such attendance. None of the Trustees/Directors attended the Funds' 2003 annual meetings.

    Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to a Fund's Board or an individual Trustee/Director in writing, c/o the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of a Fund.

Audit Committee

    Each Fund has an Audit Committee comprised of only "Independent Trustees/Directors" (as defined in the New York Stock Exchange (NYSE) Listing Standards) of the Funds, who are also not "interested persons" (as defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund. Each member of the Audit Committees must be financially literate and at least one member must have prior accounting experience or related financial management expertise. Each Board of Trustees/Directors has determined, in accordance with NYSE Listing Standards, that each member of the Audit Committees is financially literate and has prior accounting experience or related financial management expertise.

    On February 10, 2004, each Audit Committee adopted revisions to its written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation. A copy of the revised Audit Committee Charter is attached to this Proxy Statement as Appendix A. The principal functions of each Audit Committee are to assist Board oversight of: (1) the integrity of the Fund's financial statements, (2) the Fund's compliance with legal and regulatory requirements, (3) the independent accountants' qualifications and independence,
(4) the performance of the Adviser's internal audit function, and (5) the independent accountants. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Audit Committee Report

    At a meeting of the Audit Committees on February 10, 2004, the Audit
Committees: (i) reviewed and discussed with management the Funds' audited financial statements for the most recently completed fiscal year; (ii) discussed with PricewaterhouseCoopers LLP (PwC), the Funds' independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61; and
(iii) obtained from PwC a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Funds that might bear on the independent accountants' independence and discussed with PwC any relationships that may impact its objectivity and independence and satisfied itself as to the independent accountants' independence. Based on its review and discussion, the Audit Committees recommended to the Boards of Trustees/Directors that the audited financial statements for each Fund be included in that Fund's Annual Report to shareholders. The Funds' Audit Committee members for 2003 were Messrs. Benning, Grinnell, Lowry and Neuhauser.

Nomination Information

    Neither Fund has a nominating or compensation committee. The Fund Boards do not believe that a nominating committee is necessary because there has been minimal turnover in the Trustees/Directors serving on the Board of each Fund. Only once in the past three years has a new Trustee/Director been elected to replace a retiring Trustee/Director.

    When necessary or appropriate, the Independent Trustees/Directors of each Fund serve as an ad hoc committee for the consideration of Trustee/Director nominations. No ad hoc nominating committee of either Fund has adopted a charter. Independent Trustees/Directors are nominated only by an ad hoc nominating committee. No ad hoc nominating committee of either Fund met during the fiscal year ended December 31, 2003. Each Fund's Independent Trustees/Directors are "independent" under NYSE Listing Standards, and are not "interested persons" of the Fund under the 1940 Act.

    The Independent Trustees/Directors consider prospective Trustee/Director candidates from any reasonable source, including current Independent Trustees/Directors, Fund management, Fund shareholders and other persons or entities. Although the Funds do not have a formal policy, shareholders of a Fund who wish to nominate a candidate to a Fund's Board may send information regarding prospective candidates to the Funds' Secretary at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the Independent Trustees/Directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an Independent Trustee/Director for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be acknowledged. There may be times when the Independent Trustees/Directors are not recruiting new Board members. In that case, nominations will be maintained on file pending the active recruitment of Trustee/Directors. No nominee recommendation has been received from a shareholder within the past 120 days.

    The Independent Trustees/Directors have no formal list of qualifications for Trustee/Director nominees. However, the Independent Trustees/Directors consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees/Directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Independent Trustees/Directors will evaluate whether a candidate is an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards. The Independent Trustees/Directors also consider whether a prospective candidate's workload would allow him or her to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

    The Independent Trustees/Directors initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by an Independent Trustee/Director by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Independent Trustees/Directors would be arranged. If the Independent Trustees/Directors, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Trustees/Directors for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation

    Beginning January 1, 1999, the aggregate of the fees paid to the Trustees/Directors by the Funds that have the same Board of Trustees/Directors and hold their meetings concurrently, consists of Trustees/Directors fees of $125,000 per annum, assuming that a minimum of four meetings are held and all meetings are attended. One-third of the retainer and the fees for concurrently held meetings was allocated equally between the Funds, and the remaining two-thirds was allocated between the Funds based on their net assets.

    The following table shows, for the calendar year ended December 31, 2003, the compensation paid by each Fund to each Trustee/Director, and the total compensation paid by both Funds to each Trustee/Director for service on the Boards of Trustees/Directors of the Funds. The Funds have no bonus, profit-sharing or retirement plans.



                                                   Compensation            Compensation      Total Compensation
                             Name              from the Equity Fund    from the Growth Fund   from the Funds(1)
                  -------------------------    ----------------------------------------------------------------
                  John A. Benning..........        $18,077.55              $5,822.45            $23,900.00
                  Robert J. Birnbaum(1)....        $ 4,161.05              $1,338.95            $ 5,500.00
                  James E. Grinnell........        $18,077.55              $5,822.45            $23,900.00
                  Richard W. Lowry.........        $18,077.55              $5,822.45            $23,900.00
                  William E. Mayer.........        $18,077.55              $5,822.45            $23,900.00
                  John J. Neuhauser........        $18,077.55              $5,822.55            $23,900.00
------------

 (1) Mr. Birnbaum retired from the Boards of Trustees/Directors effective February, 2003.

Trustees/Directors Fees

    The following table shows, for the calendar year ended December 31, 2003, the compensation received from the Columbia Fund Complex by the Trustees/Directors who also serve as Trustees of the Columbia Fund Complex. The Columbia Fund Complex has no bonus, profit-sharing or retirement plans.


                                                      Total Compensation From         Number of Other Fund Boards
                           Name                        Columbia Fund Complex           in Columbia Fund Complex
                 -----------------------             ------------------------          ------------------------
                 Richard W. Lowry.............              $104,250                               1
                 William E. Mayer.............              $109,250                               1
                 John J. Neuhauser............              $119,668                               2


Share Ownership

    The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of January 31, 2004 (i) in each of the Funds, and (ii) in all Columbia Funds overseen by the Trustee/Director in the Columbia Fund Complex.

                                                                                                  Aggregate Dollar
                                                                                                   Range of Equity
                                                                                                  Securities Owned
                                                         Dollar Range of      Dollar Range of       in All Funds
                                                        Equity Securities    Equity Securities   Overseen by Trustee
                                                          Owned in the         Owned in the       in Columbia Fund
                    Name of Trustee/Director               Equity Fund          Growth Fund            Complex
               ----------------------------------     -------------------  -------------------  --------------
               Disinterested Trustees/Directors
               John A. Benning....................     $50,001-$100,000        $1-$10,000                $0
               James E. Grinnell..................       Over $100,000      $50,001-$100,000             $0
               Richard W. Lowry(1)................       Over $100,000       $10,001-$50,000       Over $100,000
               John J. Neuhauser(1)...............        $1-$10,000           $1-$10,000          Over $100,000
               Interested Trustees/Directors
               William E. Mayer(1)................        $1-$10,000           $1-$10,000         $50,001-$100,000
------------


 (1) Trustee/Director also serves as a Trustee of Columbia Fund Complex.

    As of December 31, 2003, no disinterested Trustee/Director or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial Corporation, LAMCO, another investment advisor, sub-advisor or portfolio manager of any of the Columbia Funds or any person controlling, controlled by or under common control with any such entity.

    During the calendar years ended December 31, 2001, December 31, 2002 and December 31, 2003, Mr. Lowry had a material interest in a trust (approximately $3,634,931 million as of December 31, 2003) which owns units of a limited partnership whose investments are managed by M.A. Weatherbie & Co., Inc. a portfolio manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. Mr. Benning also had a material interest in this trust (approximately $610,866) as of December 31, 2003. During the calendar years ended December 31, 2001, 2002, and 2003, other than Messrs. Benning's and Lowry's interest in this trust, no Independent Trustee/Director (or their immediate family members) had any direct or indirect interest in LAMCO, a portfolio manager or any person controlling, controlled by or under common control with LAMCO or a portfolio manager.

Required Vote

     A plurality of votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee/Director. Currently, the number of Trustees of the Equity Fund is five and since there are three currently serving Trustees who are not subject to election at the Meeting, this means that the two persons who receive the highest number of votes at the Meeting will be elected. Currently, the number of Directors of the Growth Fund is five and since there are four currently serving Directors who are not subject to election at this Meeting, this means that one person who receives the highest number of votes at the Meeting will be elected.

PROPOSAL 2.   TO APPROVE PORTFOLIO MANAGEMENT AGREEMENTS  FOR THE EQUITY FUND

Background--The Multi-Manager Methodology

    The Equity Fund allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms (Portfolio Managers) recommended by LAMCO, currently five in number for the Equity Fund, each of which employs a different investment style and/or strategy, and from time to time LAMCO rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. The Equity Fund's multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer performance under other conditions. The Equity Fund's multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

    The Portfolio Managers recommended by LAMCO represent a blending of different styles which, in LAMCO's opinion, is appropriate for the Equity Fund's investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. LAMCO continuously analyzes and evaluates the investment performance and portfolios of the Equity Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager's investment style or a Portfolio Manager's divergence from the investment style for which it was selected, changes deemed by LAMCO to be potentially adverse in a Portfolio Manager's personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager's investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Equity Fund's Portfolio Managers. Portfolio Manager changes, as well as rebalancings of the Equity Fund's assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

    Under the terms of an exemptive order issued to the Equity Fund and LAMCO by the Securities and Exchange Commission (SEC), the Equity Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by LAMCO in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, the Equity Fund's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Equity Fund's regularly scheduled annual meeting next following the date of the portfolio management agreement with the new or additional Portfolio Manager. The terms of the exemptive order also allow the Equity Fund to enter into a new portfolio management agreement in the event of a sale of assets of a Portfolio Manager. Accordingly, the Equity Fund's portfolio management agreements with Pzena Investment Management, LLC ("Pzena") and Matrix Asset Advisors, Inc. ("Matrix") are being submitted for shareholder approval at the Meeting.

a. New Portfolio Management Agreement - PZENA INVESTMENT MANAGEMENT, LLC

    LAMCO continuously monitors and evaluates the Equity Fund's portfolio managers on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm's philosophy, investment process, people and performance. After evaluation based on the aforementioned criteria, LAMCO deemed it in the best interest of the Fund to terminate Oppenheimer Capital LLC ("Oppenheimer"), a portfolio manager of the Equity Fund since February 15, 1990. The portfolio management agreement dated November 1, 2001 among Oppenheimer, LAMCO and the Equity Fund had been approved most recently by shareholders on September 26, 2001 in connection with the sale of the asset management business of Liberty Financial Companies, Inc., including LAMCO, to Fleet National Bank. For the fiscal year ended December 31, 2003, the Equity Fund paid Oppenheimer advisory fees equal to $539,368.

     LAMCO, in October, 2003, recommended to the Board that Oppenheimer be replaced with Pzena Investment Management, LLC ("Pzena"). LAMCO first analyzed information regarding the personnel, investment process and performance of a large number of investment management firms. LAMCO then analyzed the candidates in terms of their historic returns, volatility and portfolio characteristics when combined with those of the Equity Fund's four other Portfolio Managers. LAMCO recommended Pzena to the Board because LAMCO believed that Pzena's large cap value philosophy, independent/fundamental research driven process that emphasizes cheap stocks based on normalized earnings and low portfolio turnover management style would be compatible with the philosophies of the Equity Fund's other Portfolio Managers. LAMCO also believed that Pzena's investment management process and performance record would benefit the Equity Fund. Pzena focuses on the bottom quintile of a universe consisting of the 500 largest U.S. publicly traded companies ranked by normalized price to earnings. Its fundamental research determines whether a company's business is good, management's plan to generate earnings recovery appears sound and there is downside protection. Based upon these factors and Pzena's generally favorable performance record of the firm's investment products relative to the S&P 500 Index and the Russell 1000 Value Index, LAMCO recommended that the Board approve a portfolio management agreement between the Equity Fund and Pzena.

    In making its recommendation to shareholders, the Board has relied upon and given equal consideration to each of the factors presented to them by LAMCO. Based on the foregoing and on LAMCO's quantitative and qualitative analysis, LAMCO recommended, and the Board of Trustees on October 7, 2003 approved, the termination of the Equity Fund's portfolio management agreement with Oppenheimer and its replacement with Pzena, effective October 15, 2003. For the fiscal year ended December 31, 2003, the Equity Fund paid Pzena advisory fees equal to $170,837.

    Pzena, located at 120 West 45th Street, 34th Floor, New York, NY 10036, is an independently owned firm founded in 1995 by Richard S. Pzena. Mr. Pzena serves as Managing Principal and Chief Investment Officer of Pzena and, together with John Goetz (Managing Principal, Research) and Rama Krishna (Managing Principal, Large Cap Value), manages that portion of the Equity Fund's assets. Prior to founding Pzena in 1995, Mr. Pzena was Director of U.S. Equity Investment and Chief Research Officer for Sanford C. Bernstein & Company. Pzena is 75% owned by Pzena employees and 25% owned by private investors, none of whom hold any voting securities of the firm. As of December 31, 2003, Pzena managed approximately $5.8 billion in assets.

    The following are the principal executive officers and managers of Pzena:


                Name and Address                  Position with Pzena                   Principal Occupation
                ----------------                  -------------------                   --------------------
                Richard S. Pzena                  Managing Principal , Chief            Managing Principal Chief
                120 West 45th Street              Investment Officer                    Investment Officer of Pzena
                34th Floor
                New York, NY  10036

                John P. Goetz                     Managing Principal, Research          Head of Research at Pzena
                120 West 45th Street
                34th Floor
                New York, NY  10036

                William L. Lipsey                 Managing Principal, Marketing &       Head of Marketing and Client
                120 West 45th Street              Client Services                       Services at Pzena
                34th Floor
                New York, NY  10036

                Amelia C. Jones                   Managing Principal, Operations        Head of Operations and
                120 West 45th Street              and Administration                    Administration at Pzena
                34th Floor
                New York, NY  10036

                A. Rama Krishna                   Managing Principal                    Large Cap Value Portfolio Manager
                120 West 45th Street                                                    at Pzena
                34th Floor
                New York, NY  10036


                Katherine Kozub Grier             Principal, General Counsel &          General Counsel & Chief
                120 West 45th Street              Director of Compliance                Compliance Officer at Pzena
                34th Floor
                New York, NY  10036


The following is the 10% or more beneficial owner of voting shares of Pzena:


Name and Address                      Position with Pzena                 Ownership Percentage

Richard S. Pzena                      Managing Principal , Chief          39.3%
120 West 45th Street                  Investment Officer
34th Floor
New York, NY  10036




    Reference is made to MANAGEMENT - Portfolio Transactions and Brokerage below for the direction by the Equity Fund's Portfolio Managers, including Pzena, of the Equity Fund portfolio transactions to broker-dealers that make certain research services available to LAMCO.

Terms of Portfolio Management Agreement with Pzena

    The portfolio management agreement with Pzena is at the same fee rates and is on other terms and conditions substantially similar to those of the portfolio management agreements with the Equity Fund's four other Portfolio Managers. A copy of the portfolio management agreement with Pzena, which was approved by the Fund's Board of Trustees, is attached to this Proxy Statement as Appendix B.

    Under the Equity Fund's portfolio management agreements (including the agreement with Pzena), each Portfolio Manager has discretionary investment authority (including the selection of brokers and dealers for the execution of the Equity Fund's portfolio transactions) with respect to the portion of the Equity Fund's assets allocated to it by LAMCO, subject to the Equity Fund's investment objective and policies, to the supervision and control of the Trustees, and to instructions from LAMCO. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Equity Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

    From the management fees LAMCO receives from the Equity Fund (0.80% per annum of the Equity Fund's average weekly net asset value up to $400 million, 0.72% per annum of such average weekly net asset value exceeding $400 million up to and including $800 million, 0.648% of such average weekly net asset value exceeding $800 million up to and including $1.2 billion, and 0.584% of such average weekly net asset value in excess of $1.2 billion), LAMCO pays each of the Equity Fund's Portfolio Managers 0.40% per annum of the average weekly net asset value of the portion of the Equity Fund's assets managed by that Portfolio Manager, with such rate reduced to 0.36% per annum of the Portfolio Managers' allocable portions of the Equity Fund's average weekly net asset value in excess of $400 million up to and including $800 million, 0.324% of their allocable portions of such average weekly net asset value exceeding $800 million up to and including $1.2 billion, and 0.292% of their allocable portions of such average weekly net asset value exceeding $1.2 billion. As of December 31, 2003, the Equity Fund's net assets were $1.15 billion.

    If approved by shareholders at the Meeting, the portfolio management agreement with Pzena will remain in effect until July 31, 2005 and will continue thereafter until terminated by LAMCO, the Equity Fund or the Portfolio Manager, provided that such continuance is approved at least annually by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a "majority of the outstanding voting securities" (as defined under Required Vote below) of the Equity Fund.

Other Funds Managed by Pzena

    Pzena is sole subadviser to the John Hancock Classic Value Fund ("JHCVF"), an open-end investment company which is managed in the same large cap classic value style as the portion of the Funds managed by Pzena. At December 31, 2003, the JHCVF had approximately $290 million in assets under management. At March 1, 2004, the JHCVF had approximately $448 million in assets under management. The Adviser to the JHCVF pays PIM's subadvisory fee (not the Fund itself). The following is the disclosure from the JHCVF Statement of Information dated March 1, 2003 regarding the subsadvisory fees payable to Pzena. There are no waivers, reductions or agreements to waive or reduce these subadvisory fees.

    As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser quarterly, in arrears, after the end of each quarter, a fee equal on an annual basis to the following percentages of the Fund's average daily net assets: (i) 0.4250% with respect to the first $500,000,000 of the average daily net asset value of the Fund; (ii) 0.3825% with respect to the average daily net asset value of the Fund in excess of $500,000,000 up to $1,000,000,000; (iii) 0.3400% with respect to the average daily net asset value of the Fund in excess of $1,000,000,000 up to $1,500,000,000; (iv) 0.2975% of
the average daily net asset value of the Fund in excess of $1,500,000,000 up to $2,000,000,000; and (v) 0.2550% of the average daily net asset value of the Fund in excess of $2,000,000,000. During the first year of the Sub-Advisory Agreement, the Adviser has agreed to pay a minimum fee of $150,000. Required Vote

    Approval of the portfolio management agreement with Pzena requires the affirmative vote of a "majority of the outstanding voting securities" of the Equity Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Equity Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. See INFORMATION ABOUT THE MEETING below.

    In the event that the shareholders of the Equity Fund fail to approve the portfolio management agreement with Pzena, the portfolio management agreement will terminate and LAMCO will cause the portfolio assets under management by Pzena to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or other cash equivalent holdings pending the appointment of Pzena or the appointment of a new Portfolio Manager.

    The Board of Trustees unanimously recommends that the shareholders vote FOR approval of the portfolio management agreement with Pzena.

b. New Portfolio Management Agreement - MATRIX ASSET ADVISORS, INC.

     LAMCO continuously monitors and evaluates the Equity Fund's portfolio managers on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm's philosophy, investment process, people and performance. After evaluation based on the aforementioned criteria, LAMCO deemed it in the best interest of shareholders to terminate Boston Partners Asset Management, L.P. ("Boston Partners"), a portfolio manager of the Equity Fund since May 11, 1998. The Fund's portfolio management agreement dated September 18, 2002 with the Equity Fund had been ratified most recently by shareholders on April 16, 2003 in connection with the purchase of partnership interests in Boston Partners by Robeco USA, which constituted a change in control of Boston Partners. For the fiscal year ended December 31, 2003, the Equity Fund paid Boston Partners advisory fees equal to $685,328.

    LAMCO, in February, 2004, determined to replace Boston Partners with Matrix Asset Advisors, Inc. ("Matrix"). LAMCO first analyzed information regarding the personnel, investment process and performance of a large number of investment management firms. LAMCO then analyzed the candidates in terms of their historic returns, volatility and portfolio characteristics when combined with those of the Equity Fund's four other Portfolio Managers. In making its recommendation, the Board has relied upon and given equal consideration to each of the factors presented to them by LAMCO. LAMCO recommended Matrix to the Board because LAMCO believed that Matrix's large cap value philosophy, independent fundamental research driven process that emphasizes stocks selling below their enterprise value and low portfolio turnover management style would be compatible with the philosophies of the Equity Fund's other Portfolio Managers. LAMCO also believed that Matrix's investment management process and performance record would benefit the Equity Fund. Matrix uses a multi-factor model to identify companies with strong balance sheets that trade at a discount to their enterprise value. Based upon these factors and Matrix's generally favorable performance record relative to the Russell 1000 Value Index and Russell 1000 Index, LAMCO recommended that the Board approve a portfolio management agreement between the Equity Fund and Matrix.

    In making its recommendation to shareholders, the Board has relied upon and given equal consideration to each of the factors presented to them by LAMCO. Based on the foregoing and on LAMCO's qualitative analysis,

LAMCO recommended, and the Board of Trustees on February 10, 2004 approved, the termination of the Equity Fund's portfolio management agreement with Boston Partners and its replacement with Matrix, effective February 17, 2004.

    Matrix, located at 747 Third Avenue, New York, NY 10017, is an independently owned firm founded in 1986 by David A. Katz and John M. Gates. Mr. Katz serves as President and Chief Investment Officer of Matrix and manages that portion of the Equity Fund's portfolio assets. Prior to co-founding Matrix in 1986, Mr. Katz was with Management Asset Corporation. Matrix is 100% employee-owned. As of December 31, 2003, Matrix managed approximately $1.1 billion in assets.

    The following are the principal executive officers and directors of Matrix:

                Name and Address                  Position with Matrix                  Principal Occupation
                ----------------                  --------------------                  --------------------
                David A. Katz                     President and Chief                   President and Chief
                747 Third Avenue                  Investment Officer                    Investment Officer of Matrix and
                New York, NY  10017                                                     Chairman of Investment Committee


                Douglas S. Altabef                Senior Managing Director              Senior Managing Director and
                747 Third Avenue                                                        Investment Committee Member
                New York, NY  10017

                Lon F. Birnholz                   Managing Director                     Managing Director and Investment
                747 Third Avenue                                                        Committee Member
                New York, NY  10017

                Steven Roukis                     Senior Vice President                 Senior Vice President, Research,
                747 Third Avenue                                                        and Investment Committee Member
                New York, NY  10017

                John M. Gates                     President Emeritus                    President Emeritus
                747 Third Avenue
                New York, NY  10017



    The following are the 10% or more beneficial owners of voting shares of
Matrix:

                Name and Address                  Position with Matrix                         Ownership Percentage
                ----------------                  --------------------                         --------------------
                David A. Katz                     President and Chief                                 62.6%
                747 Third Avenue                  Investment Officer
                New York, NY  10017

                Douglas S. Altabef                Senior Managing Director                            25.3%
                747 Third Avenue
                New York, NY  10017



    Reference is made to MANAGEMENT - Portfolio Transactions and Brokerage below for the direction by the Equity Fund's Portfolio Managers, including Matrix, of the Equity Fund portfolio transactions to broker-dealers that make certain research services available to LAMCO.

Terms of Portfolio Management Agreement with Matrix

    The portfolio management agreement with Matrix is at the same fee rates and is on other terms and conditions substantially similar to those of the portfolio management agreements with the Equity Fund's four other Portfolio Managers. A copy of the new portfolio management agreement with Matrix, which was approved by the Fund's Board of Trustees, is attached to this Proxy Statement as Appendix C.

    Under the Equity Fund's portfolio management agreements (including the agreement with Matrix), each Portfolio Manager has discretionary investment authority (including the selection of brokers and dealers for the execution of the Equity Fund's portfolio transactions) with respect to the portion of the Equity Fund's assets allocated to it by LAMCO, subject to the Equity Fund's investment objective and policies, to the supervision and control of the Trustees, and to instructions from LAMCO. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Equity Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

    From the management fees LAMCO receives from the Equity Fund a monthly fee of (0.80% per annum of the Equity Fund's average weekly net asset value up to $400 million, 0.72% per annum of such average weekly net asset value exceeding $400 million up to and including $800 million, 0.648% of such average weekly net asset value exceeding $800 million up to and including $1.2 billion, and 0.584% of such average weekly net asset value in excess of $1.2 billion), LAMCO pays each of the Equity Fund's Portfolio Managers a monthly fee of 0.40% per annum of the average weekly net asset value of the portion of the Equity Fund's assets managed by that Portfolio Manager, with such rate reduced to 0.36% per annum of the Portfolio Managers' allocable portions of the Equity Fund's average weekly net asset value in excess of $400 million up to and including $800 million, 0.324% of their allocable portions of such average weekly net asset value exceeding $800 million up to and including $1.2 billion, and 0.292% of their allocable portions of such average weekly net asset value exceeding $1.2 billion. As of December 31, 2003, the Equity Fund's net assets were $1.15 billion.

    If approved by shareholders at the Meeting, the portfolio management agreement with Matrix will remain in effect until July 31, 2005 and will continue thereafter until terminated by LAMCO, the Equity Fund or the Portfolio Manager, provided that such continuance is approved at least annually by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a "majority of the outstanding voting securities" (as defined under Required Vote below) of the Equity Fund.

Other Funds Managed by Matrix

    In addition to the management services provided by Matrix to the Equity Fund, Matrix also provides management services to other investment companies. Information with respect to the assets of and management fees payable to Matrix by those funds having investment objectives similar to those of the Fund is set forth below:


                                        Total Net Assets at        Annual Management Fee          Waivers, Reductions or
                                         December 31, 2003               as a % of                Agreements to Waive or
                 Equity Fund               (in millions)          Average Daily Net Assets        Reduce Management Fee

         Matrix Advisors Value                  $226            1.00% (Annual management fee     Total fund expenses are
         Fund, Inc.                                               was 0.65% for the fiscal       contractually capped at
                                                                  year ended 6/30/03 net of    1.10% of the Fund's average
                                                                         fee waiver)                 daily net assets
                                                                                                 (reimbursed by Matrix).
                                                                                                For the fiscal year ended
                                                                                                   6/30/03, total fund
                                                                                                expenses were 0.99% (with
                                                                                                    Matrix voluntarily
                                                                                                 reimbursing expenses in
                                                                                                     excess of 0.99%)

Required Vote

    Approval of the portfolio management agreement with Matrix requires the affirmative vote of a "majority of the outstanding voting securities" of the Equity Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Equity Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. See INFORMATION ABOUT THE MEETING below.

    In the event that the shareholders of the Equity Fund fail to approve the portfolio management agreement with Matrix, the portfolio management agreement will terminate and LAMCO will cause the portfolio assets under management by Matrix to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or other cash equivalent holdings pending the appointment of Matrix or the appointment of a new Portfolio Manager.

    The Board of Trustees unanimously recommends that the shareholders vote FOR approval of the portfolio management agreement with Matrix.

                                 OTHER BUSINESS

    The Boards of Trustees/Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

                                   MANAGEMENT

     LAMCO, One Financial Center, Boston, MA 02111, is the Funds' manager. LAMCO is a wholly owned subsidiary of Columbia Management Group, Inc., (Columbia), which is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston, a U.S. financial holding company. On October 27, 2003, FleetBoston Financial Corporation ("FleetBoston") announced that Bank of America agreed to acquire FleetBoston. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. The acquisition, which has been approved by both regulators and shareholders, is expected to be consummated in April, 2004. Columbia is located at One Financial Center, Boston, MA 02111 and each of Fleet National Bank and FleetBoston is located at 100 Federal Street, Boston, MA 02210. Pursuant to its Fund Management Agreements with the Funds, LAMCO implements and operates the Funds' multi-manager methodology as described under PROPOSAL 2 above and has overall supervisory responsibility for the general management and investment of the Funds' assets, subject to the Funds' investment objectives and policies and any directions of the Trustees/Directors. LAMCO recommends to the Boards of Trustees/Directors the independent investment management firms (currently five for the Equity Fund and currently three for the Growth Fund) for appointment as Portfolio Managers of the Funds, each of which employs a different investment style, and from time to time rebalances the Funds' assets among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among the investment styles and/or strategies practiced by them throughout all market cycles. LAMCO continuously analyzes and evaluates the investment performance and portfolios of the Fund Portfolio Managers and from time to time recommends changes in the Portfolio Managers.

    LAMCO is responsible under its Fund Management Agreements for the provision of administrative services to the Funds, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Funds who are officers or employees of LAMCO or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others. Certain of LAMCO's administrative responsibilities to the Funds have been delegated to their affiliate, Columbia Management Advisors, Inc., One Financial Center, Boston, MA 02111. For the administrative services provided to the Equity Fund, the Fund pays LAMCO an annual fee at the rate of 0.20% of the Equity Fund's average weekly net asset value up to $400 million, 0.18% of such average weekly net asset value exceeding $400 million up to and including $800 million, 0.162% of such average weekly net asset value exceeding $800 million up to and including $1.2 billion, and 0.146% of such average weekly net asset value in excess of $1.2 billion. For the administrative services provided to the Growth Fund, the Fund pays LAMCO an annual fee at the rate of 0.20% of the Growth Fund's average weekly net asset value up to $300 million and 0.18% of such average weekly net asset value exceeding $300 million. The fees for administrative services are in addition to the Funds' management fees paid to LAMCO.

    Under the Funds' portfolio management agreements, each Portfolio Manager has discretionary investment authority with respect to the portion of the Funds' assets allocated to it by LAMCO from time to time, subject to the Funds' investment objectives and policies, to the supervision and control of the Trustees/Directors, and to instructions from LAMCO. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Funds. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

    The names and addresses of the Funds' current Portfolio Managers, including Pzena and Matrix, are as follows:

Equity Fund


Mastrapasqua Asset Management, Inc.
814 Church Street, Suite 600
Nashville, TN 37203

Matrix Asset Advisors, Inc.
747 Third Avenue
New York, NY  10017


Pzena Investment Management, Inc.
120 West 45th Street, 34th Floor
New York, NY  10036

Schneider Capital Management Corporation
460 East Swedesford Road
Wayne, PA 19087

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

Growth Fund

M.A. Weatherbie & Co., Inc. 265 Franklin Street
Boston, MA 02110

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

William Blair & Company, L.L.C.
222 West Adams Street
Chicago, IL 60606

Portfolio Transactions and Brokerage

    Each of the Funds' Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of a Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Funds.

    The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

    In addition, under their portfolio management agreements with the Funds and LAMCO, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Funds, are authorized to consider (and LAMCO may request them to consider) brokers or dealers that provide to LAMCO, directly or through third parties, research products or services such as research reports; subscriptions to financial publications and research compilations; portfolio analyses; economic reports; compilations of securities prices, earnings, dividends and other data; computer hardware and software, quotation equipment and services used for research; and services of economic or other consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to LAMCO include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer hardware and software, all of which are used by LAMCO in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. These research products and services may also be used by LAMCO in connection with its management of the Funds. In instances where LAMCO receives from or through brokers and dealers products or services which are used both for research purposes and for administrative or other non-research purposes, LAMCO makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage. LAMCO pays for the costs attributable to the non-research usage in cash.

    LAMCO from time to time reaches understandings with each of the Funds' Portfolio Managers as to the amounts of the Funds' portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to LAMCO and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

    Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds' procedures adopted pursuant to Rule 17e-1 under the 1940 Act. During 2003, the Funds had no Fund portfolio transactions placed with a Portfolio Manager or its affiliate. For the fiscal year ended December 31, 2003, the Funds paid fees to an affiliated broker in the amount of $7,740 in commissions to Fleet Securities, Inc. These commissions were equal to 0.34% of the Funds' aggregate commissions paid to all brokers. Each of Fleet Securities, Inc. and LAMCO is a subsidiary of FleetBoston Financial Corporation.

    On February 15, 2000, the SEC issued the Funds exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the 1940 Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to, portion(s) of the Funds advised by another Portfolio Manager, and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds.

                             INDEPENDENT ACCOUNTANTS

     Financial statements for the Funds' fiscal year ended December 31, 2003 were audited by PricewaterhouseCoopers LLP (PwC). PwC serves as independent accountants for each Fund and provides audit services, audit-related services, tax services and other services to the Funds, to LAMCO and to affiliates of LAMCO. The Boards of Trustees/Directors of each Fund have selected PwC as the independent accountants for the Funds for the fiscal year ending December 31, 2004. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Pre-Approval of Audit and Non-Audit Services

    Effective May 6, 2003, each Fund's Audit Committee is required to pre-approve the engagement of the Fund's independent accountants to provide audit and non-audit services to the Fund and non-audit services to LAMCO or any entity controlling, controlled by or under common control with LAMCO that provides ongoing services to the Fund ("LAMCO Affiliate"), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants, unless the engagement is entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

    The Funds' Audit Committees have adopted an Audit and Non-Audit Services Pre-Approval Policy ("Policy") for the pre-approval of audit and non-audit services provided to each Fund and non-audit services provided to the Fund, LAMCO, and LAMCO Affiliates, if the engagement relates directly to the operations or financial reporting of the Fund. The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent accountants are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.

    The Policy provides for the general pre-approval by the Audit Committee of:
(i) audit services to the Funds; (ii) audit-related services to the Funds; (iii) tax services to the Funds; (iv) other services to the Funds; (v) Fund-related services to LAMCO Affiliates; and (vi) non-Fund-related services to LAMCO Affiliates. The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. The general pre-approval and related fees will cover the period from July 1 through June 30 of the following year. At each June meeting, the Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

Fees Paid to Independent Accountants

    The following table sets forth the aggregate fees billed by PwC for each Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements; (ii) audit-related services associated with the review of the Funds' financial statements, including assurance, procedures relating to the Funds' semi-annual reports and technical consultation on audit and accounting matters; (iii) tax services, including tax compliance testing and consultation, tax advice and reviews of Fund tax returns; and (iv) other services, including procedures related to outsourcing and systems conversions and training and industry updates. All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for the fiscal year ended December 31, 2003 were pre-approved by the Audit Committees.

                                                  Fiscal                             Audit-Related                       All Other
                                                   Year         Audit Fees               Fees             Tax Fees         Fees
                                                  ------        ----------           ----------------     --------       ----------
Equity Fund                                        2002           $36,100               $2,000             $2,600           $0
                                                   2003           $33,000               $4,000             $2,600           $0

Growth Fund                                        2002           $23,100               $2,000             $2,500           $0
                                                   2003           $27,500               $4,000             $2,600           $0

LAMCO   &   LAMCO    Affiliates   (for   Equity    2002              $0                   $0                 $0             $0
Fund-related services)
                                                   2003              $0                   $0                 $0             $0

LAMCO   &   LAMCO    Affiliates   (for   Growth    2002              $0                   $0                 $0             $0
Fund-related services)
                                                   2003              $0                   $0                 $0             $0


                          INFORMATION ABOUT THE MEETING

    Each proxy solicited by the Boards of Trustees/Directors which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Trustee of the Equity Fund of the nominees named under PROPOSAL 1, FOR the election as Director of the Growth Fund of the nominee named under PROPOSAL 1 and FOR approval of the Equity Fund's Portfolio Management Agreements with Pzena and Matrix referred to under PROPOSAL 2. Any proxy may be revoked at any time prior to its use by written notification received by the Funds' Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

    For each Fund, a majority of the shares entitled to vote of the Fund, outstanding on the record date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting.

    The election of the Trustees/Directors is by plurality of votes cast at the Meeting. Approval of each of the Portfolio Management Agreements with Pzena and Matrix requires the affirmative vote of a "majority of the outstanding voting securities" of the Equity Fund, as defined under PROPOSALS 2a and 2b--Required Vote. Only shareholders of record of a Fund on March 10, 2004 may vote.

    Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. If a proposal must be approved by a percentage of votes cast on the proposal, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. If the proposal must be approved by a percentage of shares present at the meeting or of the Funds' outstanding shares, abstentions and broker non-votes will have the effect of votes against the proposal. "Broker non-votes" occur where: (i) shares are held by brokers or nominees, typically in "street name"; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

    In the event a quorum is present at the Meeting, but sufficient votes to approve any of the above proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment.

 All shareholders of record of a Fund on March 10, 2004 are entitled to one vote for each share held. To the knowledge of the Funds, on the record date, no shareholder owned beneficially, as defined by Rule 13d-3 under the Exchange Act, more than 5% of the outstanding shares of the Funds. In addition, the Trustees, Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of the record date. As of the record date, there were 25,007,328.000 outstanding shares of beneficial interest of Liberty All-Star Equity Fund and 126,212,463.000 outstanding shares of common stock of Liberty All-Star Growth Fund, Inc.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Exchange Act requires the Funds' Trustees /Directors and officers and persons who own more than ten percent of the Funds' outstanding shares and certain officers and directors of LAMCO (collectively, "Section 16 reporting persons") to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file. To the Funds' knowledge, based solely on a review of the copies of such reports furnished to the Funds and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.

                                OTHER INFORMATION

    The Funds' Annual Reports and any subsequent Quarterly Reports of the Funds were previously sent to shareholders. You can obtain a copy of these Reports without charge by writing to LAMCO at One Financial Center, Boston, MA 02111-2621, or by calling 1-800-241-1850.

                   SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

    Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Funds' proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals (whether or not submitted for inclusion in the proxy material for the 2005 Annual Meeting) must be received by the Funds on or before November 1, 2004. The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion. You may submit shareholder proposals to the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621.

                                   APPENDIX A

                          LIBERTY ALL-STAR EQUITY FUND
                       LIBERTY ALL-STAR GROWTH FUND, INC.

                             Audit Committee Charter
                          adopted on February 10, 2004

I.       PURPOSE

         This Charter has been adopted by the Audit Committee of the Board of Directors/ Trustees (the "Board") of each investment company named above (each, a "Fund"). The primary function of the Audit Committee is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

         The Audit Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control system, and the work of the Fund's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, the internal accounting staff of the Fund's investment adviser (the "Adviser") and the Board.

o Management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls, which functions may be delegated to an accounting service agent, provided management provides adequate oversight.

o The independent auditors have the primary responsibility to plan and implement proper audits, with proper consideration given to internal controls, of the Fund's accounting and reporting practices.

         The Audit Committee shall assist Board oversight of (1) the integrity of the Fund's financial statements, (2) the Fund's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and (4) the performance of the Adviser's internal audit function and independent auditors. The Audit Committee may have additional functions and responsibility as deemed appropriate by the Board and the Audit Committee.

         Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits nor to determine that the Fund's financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to assure compliance with laws, regulations or any code of ethics approved or adopted by the Board.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more independent board members. For purposes of this Charter, a board member shall be deemed to be independent if he or she (1) is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940, (2) has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund except for services as a Board member, (3) is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee, and (4) meets the independence requirements set forth in New York Stock Exchange Rule 303.01(B)(3) or the applicable rule of any other exchange on which shares of the Fund are listed.

         Each member of the Audit Committee shall be financially literate, or shall become so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member shall have accounting or related financial management expertise.

         The members of the Audit Committee shall be appointed by the Board and shall serve at the pleasure of the Board. Unless a Chair is appointed by the Board, the members of the Audit Committee may designate a Chair by majority vote.

III.     MEETINGS

         The Audit Committee shall meet as frequently and at such times as circumstances dictate. Special meetings (including telephonic meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

         A. Charter. Review this Charter annually and recommend any proposed changes to the Board.

         B.       Internal Controls.

                  1. Review annually with management and the independent auditors their separate evaluations of the adequacy and effectiveness of the Fund's system of internal controls.

                  2. Review with management and the independent auditors:

                           a. any significant audit findings related to the Fund's systems for accounting, reporting and internal controls; and

                           b. any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

         C.       Independent Auditors.

                  1. Selection and Oversight. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. Any such engagement shall be pursuant to a written engagement letter approved by the Audit Committee. The independent auditors shall report directly to the Audit Committee.

                  2. Pre-approval of Non-audit Services to the Fund. Except as provided below, pre-approve any engagement of the Fund's independent auditors to provide any services to the Fund (other than the "prohibited non-audit services" specified below), including the fees and other compensation to be paid for such services, unless the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service (provided the Audit Committee is informed of each such service).1 The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.



________________
1 Pre approval of non-audit services to a Fund is not required, if:
  a. the services were not recognized by management at the time of the engage-ment as non-audit services;
  b. the aggregate fees for all such non-audit services provided to the Fund are less than 5% of the total fees paid by the Fund to its independent auditors during the fiscal year in which the non-audit services are pro-vided; and
  c. such services are promptly brought to the attention of the Audit Committee by management, and the Audit Committee or its delegate approves them prior to the completion of the audit.

                           The independent auditors shall not perform any of the following non-audit services for the Fund ("prohibited non-audit services"):

                           a. Bookkeeping or other services related to the accounting records or financial statements of the Fund;

                           b. Financial information systems design and implementation;

                           c. Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

                           d.       Actuarial services;

                           e.       Internal audit outsourcing services;

                           f.       Management functions or human resources;

                           g. Broker or dealer, investment adviser or investment banking services;

                           h. Legal services or expert services unrelated to the audit; and

                           i. Any other services that the Public Company Accounting Oversight Board determines are impermissible.

                    3. Pre-approval of Certain Non-audit Services to the Adviser and its Affiliates. Except as provided below, pre-approve any engagement of the Fund's independent auditors to provide any services to the Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted or overseen by the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent auditors.2 The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

                    4. Auditor Independence. On an annual basis, request, receive in writing and review the independent auditors' specific representations as to their independence, including identification of all significant relationships the auditors have with the Fund, management, any affiliates and any material service provider to the Fund and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself as to the independent auditors' independence.

                    5. Audit Scope. Meet with the independent auditors and management to review the arrangements for and scope of proposed audits for the current year and the audit procedures to be utilized.

                    6. Audit Results. At the conclusion of an audit, meet with the independent auditors and management to review the audit results, including any comments or
                         recommendations   of  the   independent   auditors

----------------------------
1 Pre approval of such non-audit services to the Adviser or an affiliate of the Adviser is not required, if:
  a. the services were not recognized by management at the time of the engage-ment as non-audit services;
  b. the aggregate fees for all such non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser are less than 5% of the total fees for non-audit services requiring pre-approval under Section IVC2 or 3 of this Charter paid by the Fund, the Adviser and all such other entities to its independent auditors during the fiscal year in which the non-audit services are provided; and
 c.  such services are promptly brought to the attention OF the Audit
     Committee by management and the Audit Committee or its delegate approves them prior to the completion of the audit.

                         or management regarding their assessment of signifi-cant risks or exposures and the steps taken by management to minimize such risks to the Fund, any audit problems or difficulties and management's response, and any deviations from the proposed scope of the audit previously presented to the Audit Committee.

                    7.   Management   Letter.   Review  any  management   letter
                         prepared by the independent auditors and management's response to any such letter.

                    8. Financial Statements. Review with management and the independent auditors the Fund's audited annual financial statements and quarterly unaudited financial statements, including any discussion or analysis of the Fund's financial condition and results of operations, and, recommend to the Board, if appropriate, that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

                    9. Auditor Report. On an annual basis, obtain and review a report by the independent auditors describing the independent auditors' internal quality-control procedures and any material issues raised by the independent auditors' most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

                    D.   Financial Reporting Processes.

                    Meet separately  and  periodically  with  management and the independent auditors, and, if the Audit Committee so desires, with internal auditors (or other personnel responsible for the internal audit function), and review the matters that the auditors believe should be communicated to the Committee in accordance with auditing professional standards.

         E.       Authority.

                  1. Information. Have direct access to management and personnel responsible for the Fund's accounting and financial reporting or for the Fund's internal controls, as well as to the independent auditors and the Fund's other service providers.

                  2. Investigation. Have the authority to investigate any other matter brought to its attention within the scope of its duties and, in its discretion, to engage independent legal counsel and other advisers, as it determines necessary to carry out its duties. The Audit Committee may request any officer or employee of the Adviser, the Fund's independent auditors, or outside counsel to attend any meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

                  3. Funding. Be provided with appropriate funding by the Fund, as determined by the Audit Committee, for the payment of (a) compensation to any independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, (b) compensation to any adviser employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                  4. Code of Ethics. Have the authority to review any violations under the Columbia Management Group Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers brought to its attention by the Chief Legal Officer and review any waivers sought by a covered officer under that code.

         F.       Other Responsibilities.

                  1. Report to the Board. Report regularly its significant activities to the Board and make such recommendations with respect to any matter herein as the Audit Committee may deem necessary or appropriate.

                  2. Press Releases. Discuss press releases issued by the Fund to the extent they are related to financial information of the Fund.
                  3. Audit Committee Report. Prepare an audit committee report as required by the Securities and Exchange Commission to be included in the annual proxy statement.

                  4. Whistleblower Procedures. Establish procedures for the receipt, retention and treatment of complaints received by the Fund or the Adviser regarding accounting, internal accounting controls or audit matters, and for the confidential anonymous, submission by any employee of the Fund, the Adviser or its affiliates of concerns regarding questionable accounting or auditing matters.

                  5. Risk Policies. Discuss policies with respect to risk assessment and risk management.

                  6. Hiring Policies. If the Fund proposes to employ any current or former employee of the independent auditors, set clear policies for hiring any such person.

                  7. Necessary Activities. Perform any other activities consistent with this Charter, the Fund's governing documents and governing law as the Audit Committee or the Board deems necessary or appropriate.

                    8.   Minutes. Maintain minutes of its meetings.

                                   APPENDIX B

                         PORTFOLIO MANAGEMENT AGREEMENT


                                                          October 15, 2003

Pzena Investment Management, LLC
120 West 45th Street, 34th Floor
New York, NY  10036

Re: Portfolio Management Agreement

Ladies and Gentlemen:

    Liberty All-Star Equity Fund (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

    Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day corporate management and Fund administration of the Fund.

    1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs Pzena Investment Management, LLC ("Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Portfolio Manager's responsibility for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account. The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

    2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

    3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

    4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the

Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

    5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

        A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

    B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

        C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

    6. Proxies. The Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager.

    7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

    8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated

Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

    9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

    10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

    11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

    12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

        A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

    B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

    13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

        A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

        B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

    C. It will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

        D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

    E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

    14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

    15. Effective Date; Term. This Agreement shall continue until July 31, 2005 and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval and provided further that, in accordance with the conditions of the application of the Fund and Fund Manager for an exemption from 15(a) of the Act (Rel. Nos. IC 19436 and 19491), the continuance of this Agreement shall be subject to approval by such "majority" of the Fund's outstanding voting securities at the regularly scheduled annual meeting of shareholders of the Fund next following the date of this Agreement. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

    16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

    17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

    18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.


                                 LIBERTY ALL-STAR EQUITY FUND

                                 By: ________________________________________
                                 Name:
                                 Title:

                                 LIBERTY ASSET MANAGEMENT COMPANY

                                 By: ________________________________________
                                 Name:
                                 Title:

ACCEPTED:

PZENA INVESTMENT MANAGEMENT, LLC

By: ________________________________________
Name:
Title:

SCHEDULES:     A.   Operational Procedures For Portfolio Transactions  (omitted)
               B.   Record Keeping Requirements
               C.   Fee Schedule

                          Liberty All-Star Equity Fund
                         Portfolio Management Agreement
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

    A. The name of the broker;

    B. The terms and conditions of the order and of any modifications or cancellation thereof;

    C. The time of entry or cancellation;

    D. The price at which executed;

    E. The time of receipt of a report of execution; and

    F. The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
   (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

    A. Shall include the consideration given to:

        (i)The sale of shares of the Fund by brokers or dealers.

        (ii) The supplying of services or benefits by brokers or dealers to:

            (a) The Fund;

            (b) The Fund Manager (Liberty Asset Management Company);

            (c) The Portfolio Manager; and

            (d) Any person other than the foregoing.

        (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

    B. Shall show the nature of the services or benefits made available.

    C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

    D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.1

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

----------
1 Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                          Liberty All-Star Equity Fund

                                   SCHEDULE C

                              PORTFOLIO MANAGER FEE


         For services provided to the Fund Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a monthly fee for the previous calendar month in the amount of 1/12th of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

                  "Portfolio Manager's Percentage" means the percentage obtained by dividing (i) the average of the net asset values of the Fund Account as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

                  "Average Total Fund Net Assets" means the average of the net asset values of the Fund as a whole as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month.

                  The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

                                   APPENDIX C

                         PORTFOLIO MANAGEMENT AGREEMENT

                                                        February 17, 2004

Matrix Asset Advisors, Inc.
747 Third Avenue, 31st Floor
New York, NY 10017

Re: Portfolio Management Agreement

Ladies and Gentlemen:

    Liberty All-Star Equity Fund (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

    Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the assets of the Fund, and is responsible for the day-to-day corporate management and Fund administration of the Fund.

    1. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs Matrix Asset Advisors, Inc. ("Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund's assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Portfolio Manager Account"). The Portfolio Manager's responsibility for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account. The Fund Manager may, from time to time, allocate and reallocate the Fund's assets among the Portfolio Manager and the other portfolio managers of the Fund's assets.

    2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

    3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current Registration Statement under the Act, as the same may be modified from time to time (the "Registration Statement"), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in the Registration Statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

    4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

    5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

        A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

    B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

        C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

    6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager.

    7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

    8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

    9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

    10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

    11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

    12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

        A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

    B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current registration statement as effective from time to time and such other documents governing the investment of the Fund Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

    13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

        A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

        B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

    C. It will adopt a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

        D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its Registration Statement or amendments thereto, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

    E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

    14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and the Shareholders of the Fund as and to the extent required by the Act.

    15. Effective Date; Term. This Agreement shall continue until July 31, 2005 and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event such continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval and provided further that, in accordance with the conditions of the application of the Fund and Fund Manager for an exemption from 15(a) of the Act (Rel. Nos. IC 19436 and 19491), the continuance of this Agreement shall be subject to approval by such "majority" of the Fund's outstanding voting securities at the regularly scheduled annual meeting of shareholders of the Fund next following the date of this Agreement. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

    16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

    17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

    18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.


                                 LIBERTY ALL-STAR EQUITY FUND

                                 By: ________________________________________
                                 Name:
                                 Title:

                                 LIBERTY ASSET MANAGEMENT COMPANY

                                 By: ________________________________________
                                 Name:
                                 Title:

ACCEPTED:

MATRIX ASSET ADVISORS, INC.

By: ________________________________________
Name:
Title:

SCHEDULES:      A.   Operational Procedures For Portfolio Transactions (omitted)
                B.   Record Keeping Requirements
                C.   Fee Schedule

                          Liberty All-Star Equity Fund
                         Portfolio Management Agreement
                                   SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

    A. The name of the broker;

    B. The terms and conditions of the order and of any modifications or cancellation thereof;

    C. The time of entry or cancellation;

    D. The price at which executed;

    E. The time of receipt of a report of execution; and

    F. The name of the person who placed the order on behalf of the Fund.

2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
   (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

    A. Shall include the consideration given to:

        (i)The sale of shares of the Fund by brokers or dealers.

        (ii) The supplying of services or benefits by brokers or dealers to:

            (a) The Fund;

            (b) The Fund Manager (Liberty Asset Management Company);

            (c) The Portfolio Manager; and

            (d) Any person other than the foregoing.

        (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

    B. Shall show the nature of the services or benefits made available.

    C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

    D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager's transactions with the Fund.

----------

1 Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

                                   SCHEDULE C

                              PORTFOLIO MANAGER FEE


         For services provided to the Fund Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a monthly fee for the previous calendar month in the amount of 1/12th of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

                  "Portfolio Manager's Percentage" means the percentage obtained by dividing (i) the average of the net asset values of the Fund Account as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

                  "Average Total Fund Net Assets" means the average of the net asset values of the Fund as a whole as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month.

                  The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

                          LIBERTY ALL-STAR EQUITY FUND

    PROXY SOLICITED BY THE BOARD OF TRUSTEES OF LIBERTY ALL-STAR EQUITY FUND

                  PROXY FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Heidi A. Hoefler, Vincent P. Pietropaolo, David A. Rozenson and Mark A. Wentzien, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Equity Fund (the "Fund") which the undersigned is entitled to vote at the 2004 Annual Meeting of the Fund to be held in Conference Room A, 2nd Floor, One Financial Center, Boston, Massachusetts on April 30, 2004 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

--------------------------------------------------------------------------------
   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
             ENVELOPE. PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
--------------------------------------------------------------------------------

----------------------------------------------------
[LOGO}
           LIBERTY ALL-STAR EQUITY FUND
           c/o EQUISERVE TRUST COMPANY N.A.
           P.O. Box 8694
           Edison, NJ 08818-8694

----------------------------------------------------




[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

------------------------------------------
 LIBERTY ALL-STAR EQUITY FUND
------------------------------------------


1a. To elect two Trustees of the Fund (Item 1.a. of Notice).
     Nominees: (01) Richard W. Lowry, (02) John J. Neuhauser

   For all Nominees      Withhold from all Nominees
       [ ]                        [ ]

       [ ]---------------------------------------
           For all nominees except as noted above

2a. To approve a new Portfolio Management Agreement with Pzena Investment Management, LLC (Item 2a. of Notice).

       For             Against          Abstain
       [ ]               [ ]              [ ]

2b. To approve a new Portfolio Management Agreement with Matrix Asset Advisors, Inc. (Item 2b. of Notice).

       For             Against          Abstain
       [ ]               [ ]              [ ]


3. In their discretion, upon such other business as may properly come before the Meeting and any adjournments, thereof.

Mark box at right if an address change has been noted on          [ ]
the reverse side of this card.



Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.



Signature:------------ Date:---------- Signature:--------------- Date:---------

                       LIBERTY ALL-STAR GROWTH FUND, INC.

 PROXY SOLICITED BY THE BOARD OF DIRECTORS OF LIBERTY ALL-STAR GROWTH FUND, INC.

                  PROXY FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

     The undersigned, revoking previous proxies, hereby appoints Heidi A. Hoefler, Vincent P. Pietropaolo, David A. Rozenson and Mark A. Wentzien, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Growth Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the 2004 Annual Meeting of the Fund to be held in Conference Room A, 2nd Floor, One Financial Center, Boston, Massachusetts on April 30, 2004 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. The undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR ALL PROPOSALS.

--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
             ENVELOPE. PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?
--------------------------------------------------------------------------------

----------------------------------------------------
[LOGO]
        LIBERTY ALL-STAR GROWTH FUND, INC.
        c/o EQUISERVE TRUST COMPANY N.A.
        P.O. BOX 8694
        EDISON, NJ 08818-8694

----------------------------------------------------



[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE

---------------------------------------
LIBERTY ALL-STAR GROWTH FUND, INC.
---------------------------------------


1b. To elect one Director of the Fund (Item 1.b. of Notice).
    Nominee: (01) Richard W.Lowry

For the Nominee      Withheld from the Nominee
       [ ]                     [ ]

2. In their discretion, upon such other business as may properly come before the Meeting and any adjournments, thereof.


Mark box at right if an address change has been noted on          [ ]
the reverse side of this card.



Please sign exactly as your name(s) appear(s) above. Corporate proxies should be signed by an authorized officer.



Signature:------------ Date:---------- Signature:--------------- Date:---------